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EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


--------------------------------------X
IN RE                                 :
                                      :        CHAPTER 11 CASE NOS.
                                      :
RHYTHMS NETCONNECTIONS INC. ET AL.,   :        01- 14283 (BRL) THROUGH
                                      :        01- 14287 (BRL)
                                      :
                  DEBTORS.            :        (JOINTLY ADMINISTERED)
                                      :
--------------------------------------X

               ORDER CONFIRMING THE DEBTORS' AMENDED JOINT PLAN OF
              LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

     The Debtors' Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code (as may be amended, the "Plan")(2) having been proposed and filed with the Court by Rhythms NetConnections Inc. ("Rhythms"), Rhythms Links Inc., Rhythms Links Inc. - Virginia, Rhythms Leasing Inc., and RCanada, Inc., debtors and debtors-in-possession (collectively, the "Debtors"); and the Court having entered, after due notice and a hearing, an order dated January 8, 2002 pursuant to sections 105, 1125, 1126, and 1128 of title 11 of the United States Code (the "Bankruptcy Code") and Fed. R. Bankr. P. 3017, 3018, and 3020 (the "Disclosure Statement Order") (i) approving the disclosure statement (the "Disclosure Statement") pursuant to section 1125 of the Bankruptcy Code; (ii) approving forms of ballots and establishing procedures for voting on the plan; (iii) establishing a record date; (iv) establishing notice and objection procedures for confirmation of the plan; and (v) approving solicitation packages and procedures for

------------------------
(2) All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

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distribution; and the Affidavit of Service by Bankruptcy Services LLC, dated
January 24, 2002; and the Affidavit of Service by Innisfree M&A Incorporated, dated February 8, 2002, (collectively, the "Notice Certifications") relating to service of the Plan, the Disclosure Statement and related solicitation materials having been filed with the Court; and the certification of Jackie Maher dated January 28, 2002, relating to the publication in THE WALL STREET JOURNAL (National Edition) of the Notice of (A) Approval of Disclosure Statement (B) Hearing to Consider Confirmation of the Debtors' Chapter 11 Joint Plan of Liquidation; (C) Establishment of Record Date and (D) Certain Deadlines With Respect to Voting Treatment Under the Plan (the "Publication Certification"), having been filed with the Court; and sufficient and proper notice of the Confirmation Hearing having been given to all holders of Claims against, and Equity Interests in, the Debtor and to other parties in interest, all in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Disclosure Statement Order, and it appearing that no other or further notice need be given; and the Confirmation Hearing having been held by the Court on February 26, 2002; and the Declaration of Brian P. Farley In Support of Debtor's Amended Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 22, 2002, having been filed with the Court (the "Farley Affidavit"); and the Declaration of Jeffrey Eikelberner In Support of Debtor's Amended Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on February 22, 2002, having been filed with the Court (the "Eikelberner Affidavit") and the Memorandum of Law in Support of Debtors' Amended Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, having been filed with the Court on February 22, 2002; and the appearances of all interested parties having been noted in the record of the Confirmation Hearing; and the

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Certification of Jane Sullivan With Respect to the Tabulation of Votes on the
Debtors' Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on February 21, 2002, and the Certification of Octavia Frias With Respect to the Tabulation of Votes on the Debtors' Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on February 21, 2002 (collectively, the "Vote Certifications"), having been filed with the Court; and upon the record of the Confirmation Hearing and all proceedings had before the Court, the Plan, the Vote Certifications, the Notice Certifications, the Publication Certification, the Farley Affidavit, the Eikelburner Affidavit and all the other papers filed in support of the Plan; and after due deliberation and sufficient cause therefor, it is hereby DETERMINED, FOUND, ADJUDGED, DECREED, AND ORDERED:

                            FINDINGS AND CONCLUSIONS

     A. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Fed. R. Bankr. P. 7052, made applicable to this proceeding pursuant to Fed. R. Bankr. P. 9014.

     B. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are concluded as such.

                             JURISDICTION AND VENUE

     C. The Court has jurisdiction over the Debtors' chapter 11 cases and to confirm the Plan pursuant to 28 U.S.C.Section. 1334.

     D. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C.Section 157(b) and this Court has jurisdiction to enter a final order with respect thereto.

     E. The Debtors are eligible to proceed with their chapter 11 cases under section 109 of the Bankruptcy Code.

     F. Venue is proper before this Court pursuant to 28 U.S.C. Sections 1408 and 1409.

                             SOLICITATION AND NOTICE

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     G. The Plan, Disclosure Statement, Ballots, Disclosure Statement Order, and
notice of the Confirmation Hearing were transmitted and served in compliance with the Federal Rules of Bankruptcy Procedure and the Disclosure Statement Order.(3) The transmittal and service of such materials was adequate and sufficient. As described in the Notice Certification, the Plan, the Disclosure Statement, the Disclosure Statement Order and notice of the Confirmation Hearing were transmitted to all or substantially all creditors and Equity Interest holders of each Class.

     H. All parties required to be given notice of the Confirmation Hearing (including notice of the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, timely, and adequate notice in accordance with the Federal Rules of Bankruptcy Procedure and the Disclosure Statement Order, and have had an opportunity to appear and be heard with respect thereto. No other or further notice is required.

                                     VOTING

     I. Votes to accept or reject the Plan have been solicited and tabulated in good faith and in a manner consistent with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Disclosure Statement Order.

           THE PLAN SATISFIES THE REQUIREMENTS OF THE BANKRUPTCY CODE

     J. The Plan complies with all applicable provisions of the Bankruptcy Code.

     K. The Plan is dated and identifies the Debtors as its proponent.

     L. Article III of the Plan designates and classifies Claims and Equity Interests. The Classification of Claims and Equity Interests under the Plan complies with section 1122 of the Bankruptcy Code. Each Claim and Equity Interest placed in a particular Class pursuant to the Plan is substantially similar to the other Claims or Equity Interests, as the case may be, in such Class. A reasonable basis exists for the Classification of Claims and Equity Interests under the Plan.

     M. Article IV of the Plan correctly specifies each Class of Claims or Equity Interests that is not impaired under the Plan.

     N. Article IV of the Plan, in compliance with section 1123 of the Bankruptcy Code, specifies the treatment of each Class of Claims or Equity Interests that is impaired under the Plan.

     O. The Plan provides the same treatment for each Claim or Equity Interest of a particular Class, unless the holder of a particular Claim or Equity Interest has agreed to a less favorable treatment of such particular Claim or Equity Interest.

-------------------------------
(3) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Memorandum of Law Plan in Support of Confirmation of Debtors' Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 22, 2002.

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     P. The Plan provides adequate means for its implementation.

     Q. Article VI of the Plan provides for the dissolution of the Debtors upon the distribution of all assets of the Estate and, thus, no new equity securities, including nonvoting equity securities, will be issued under the Plan.

     R. The Plan, including Article VI thereof, contains only provisions consistent with the interests of creditors and Equity Interest holders and with public policy with respect to the manner of selection of officers and directors under the Plan and any successors to such officers and directors.

     S. The Debtors have complied with all applicable provisions of the Bankruptcy Code.

     T. The Debtors proposed the Plan in good faith and not by any means forbidden by law. The Debtors and their respective officers and directors, and their respective representatives and advisors have acted in good faith in the negotiation and formulation of the Plan.

     U. Any payment made or to be made by the Debtors for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, the Court as reasonable.

     V. The identities, qualifications, and affiliations of the individuals proposed to serve as directors or officers of the Debtors until its dissolution have been fully disclosed in Article VI of the Disclosure Statement Plan and the continued employ of such officers and directors is consistent with the interests of creditors and Equity Interest holders and with public policy.

     W. With respect to each impaired Class of Claims or Equity Interests, each holder of a Claim or Equity Interest has accepted the Plan or, as demonstrated in the Debtor's liquidation analysis annexed to the Disclosure Statement as EXHIBIT B (the "Liquidation Analysis"), will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtor was liquidated under chapter 7 of the Bankruptcy Code on the Effective Date.

     X. Section 2.1 of the Plan provides that each Allowed Administrative Expense Claim under section 503(b) of the Bankruptcy Code will be paid in full, in cash, on the later of the Effective Date or the date that is 10 business days after such Administrative Expense Claim becomes an Allowed Claim or as soon thereafter as is practicable, or upon such other terms as may be agreed upon by such holder and the Debtors; PROVIDED, HOWEVER, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtors in Possession shall be paid in full and performed by the Debtors in Possession in the ordinary course of business


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in accordance with the terms and subject to the conditions of the particular transactions and any applicable agreements.

     Y. Section 2.3 of the Plan provides that each holder of an Allowed Priority Tax Claim shall receive cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date, and the date such Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable.

     Z. Section 4.2 of the Plan provides that each holder of an Allowed Other Priority Claim shall receive cash in an amount equal to such Allowed Other Priority Claim on the later of the Effective Date or as soon thereafter as is practicable.

     AA. AA Section 12.9 of the plan provides that all fees payable pursuant to Chapter 123 of title 28, United States Code, as determined by the Bankruptcy Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall be paid by the Disbursing Agent.

     BB. Classes 1 and 2 are unimpaired by the Plan and are conclusively presumed to have accepted the Plan. The holders of Claims and Equity Interests in Classes 5, 6A, 6B, 7A and 7B will not receive or retain any property under the Plan on account of such Claims and Equity Interests and are deemed to have rejected the Plan.

     CC. Classes 3 and 4 are impaired by the Plan. The Vote Certification demonstrates that Classes 3 and 4 have unanimously voted in favor of the Plan and therefore have accepted the Plan as required by section 1126(c) of the Bankruptcy Code.

     DD. The Debtors will be able to satisfy the conditions precedent to the Effective Date and have sufficient funds to meet their post-Confirmation Date obligations to pay for the costs of administering and fully consummating the Plan and closing the Chapter 11 Case.

     EE. The Debtors have never established nor maintained any retiree benefit plans, funds or programs, as defined in section 1114 of the Bankruptcy Code. Accordingly, no such payments will be required to be made.

     FF. All applicable requirements of section 1129(a) of the Bankruptcy Code, other than the requirement in subsection 1129(a)(8) that all impaired Classes accept or be unimpaired under the Plan, have been met. The Debtors have requested the Bankruptcy Court confirm the Plan under section 1129(a) and 1129(b) of the Bankruptcy Code.

     GG. The Plan does not discriminate unfairly against holders Claims or Equity Interests in Classes 5, 6A, 6B, 7A and 7B because each such class is different in legal nature and of a different priority than other Claims and Equity Interests.

     HH. The Plan is fair and equitable with respect to the holders of Claims or Equity Interests in Classes 5, 6A, 6B, 7A and 7B that are deemed to have rejected the Plan. No holder of any Claim or Equity Interest that is junior to another Claim or Equity


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Interest will receive or retain any property under the Plan on account of such junior interest until the senior Claim or Equity Interest is satisfied in full.

     II. All applicable requirements of section 1129(b) of the Bankruptcy Code have been met.

                            CONFIRMATION OF THE PLAN

         1. The Plan, a copy of which is attached as EXHIBIT A to this Order, is hereby confirmed as amended below.

                  a) Notwithstanding anything in the Plan to the contrary,
section 9.4(b) of the Plan is hereby deleted and a new Section 9.4(b) is inserted in its place which provides as follows:

                  Any and all claims and causes of action accruing to the Debtors against their directors and officers who served on the Debtors' Board of Directors or were employed by the Debtors on or after July 23, 2001 shall be extinguished and released, whether or not pending on the Effective Date; provided however, that the foregoing release shall not be effective until the first Business Day after the date which is 180 days after the Effective Date; and provided further that (i) the Committee shall retain the right to commence an action against any such Officer or Director asserting such Debtors' claims and/or causes of action at any time during the 180 days after the Effective Date, and
         (ii) such release shall not be effective as against any Officer or Director against whom an action is commenced by the Committee during such 180 day period with respect to the matters alleged in such action. For purposes of pursuing the claims and causes of action described in this section, the Committee is the representative of the Debtors and their estates appointed pursuant to Bankruptcy Code section 1123(b)(3)(B).

         b) Notwithstanding anything in the Plan to the contrary, section 12.1 of the Plan is hereby amended to delete the word "and" before subclause (iii) thereof, and to insert the following after the end of subclause (iii) and before the period:

         , and (iv) the investigation of any and all claims and causes of action of the Debtors which are not released under the Plan, including those claims and causes of action which would otherwise be released pursuant to Section 9.4(b) of the Plan and, in the event that an action is commenced with respect to any such claim or cause of action, through the completion of any such action. In connection with the claims and causes of action preserved pursuant to Section 9.4(b) hereof and any other claims and causes of action which the Committee is hereby authorized to investigate and pursue, the Committee shall have the authority and responsibility to prosecute, compromise and settle all such claims and causes of action, and to retain counsel, including on a contingency basis, without further order

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         of this Court, provided, however, that the proceeds of such claims and causes of action, net of the costs of litigation, shall be distributed in accordance with the Plan. On the Effective Date, the Debtors shall reserve $200,000 from the Debtors' operating wind down budget, as set forth in the line items for professional fees and wind down costs in the liquidation analysis annexed to the Disclosure Statement, which shall be used to fund the investigation and prosecution of any such actions; provided, however, that the excess, if any, of such reserve fund shall be distributed in accordance with the Plan. For purposes of pursuing any and all such claims and causes of action described in this section, the Committee is the representative of the Debtors and their estates appointed pursuant to Bankruptcy Code section 1123(b)(3)(B).

         2. Any and all objections to confirmation of the Plan that have not been withdrawn prior to the entry of this Order or are not cured by the relief granted herein are overruled in all respects for the reasons set forth by the Court in the record of the Confirmation Hearing. All withdrawn objections, if any, are deemed withdrawn with prejudice.

         3. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of any property under the Plan (including, without limitation, the liquidation of assets after the Effective Date), or the making or delivery of an instrument of transfer under the Plan, shall not be taxed under any law imposing a stamp or similar tax.

                                   INJUNCTIONS

         4. Except as otherwise provided herein or in the Plan, on the Effective
Date:

                  a. The provisions of the Plan bind the Debtors, any entity and any creditor or Equity Interest holder of the Debtors, whether or not the Claim or Equity Interest of such creditor or Equity Interest holder is impaired under the Plan and whether or not such creditor or Equity Interest holder has accepted the Plan;

                  b. The Debtors and their assets shall be released from the jurisdiction of the Bankruptcy Court (except as provided in Article XI of the Plan) and the Debtors may use, acquire, sell, assign, transfer or dispose of property free of any restrictions of the Bankruptcy Code;

                  c. Unless otherwise expressly provided in the Plan, all injunctions or stays provided for in the Chapter 11 Case pursuant to sections 105 and 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the dissolution of the Debtors; and


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                  d. All persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any Claim, debt, right or cause of action of the Debtors (i) for which the Debtors retains sole and exclusive authority in accordance with Section
         9.3 of the Plan, or (ii) which has been released pursuant to Sections
         9.4 of the Plan.

                            RETENTION OF JURISDICTION

         5. The Court shall retain subject matter jurisdiction where it exists prior to the Effective Date in accordance with Article XI of the Plan and to the fullest extent permitted under the Bankruptcy Code.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         6. Pursuant to sections 365(a) and 1123 of the Bankruptcy Code, the rejection on the Effective Date of all executory contracts and unexpired leases, other than any executory contract or unexpired lease (i) which has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, or (ii) as to which a motion for approval of the assumption or rejection of such contract or lease has been filed and served prior to the Confirmation Date is hereby approved in all respects.

         7. All proofs of Claims arising from the rejection of executory contracts or unexpired leases pursuant to the Plan, if any, shall be filed with the Bankruptcy Court no later than twenty (20) days after the Confirmation Date. Any such Claims not filed within such time period will be forever barred from assertion against the Debtors, Debtors in Possession and/or their Estates.

                                     CLAIMS

         8. The Debtors shall have the right to make and file objections to Claims and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date or such later date as may be approved by the Court. The Debtors have the authority to settle, compromise or otherwise resolve any Disputed Claim or objections to Claims without approval of the Bankruptcy Court.

                                    RELEASES

         9. The Plan releases certain claims of the Debtors against officers and directors of the Debtors employed by the Debtors on or after July 23, 2001. The releases are hereby approved conditionally, provided that the release of derivative actions becomes effective if the Committee or its designee does not commence such derivative actions on behalf of the Debtors' estates as provided in the decretal paragraph 1 of this Order. The Debtors shall reserve $200,000 from the Debtors' operating wind down budget, as set forth in the line items for professional fees and wind down costs in the


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liquidation analysis annexed to the Disclosure Statement, which shall be used to fund any such actions, the excess of which shall be distributed in accordance with the Plan.

         10. The Committee shall continue in existence until such time as the above-referenced derivative actions are commenced, and, if litigation proceeds in connection with such actions, the Committee shall continue to serve in a supervisory capacity.


                                            IMPLEMENTATION

         11. The Debtors are hereby authorized to take all actions necessary or appropriate to consummate the transactions contemplated by the Plan.

         12. The Debtors are hereby authorized and empowered to issue, execute, deliver, file, or record any document or instrument, including, without limitation, any agreements, bylaws, or charters, whether or not specifically referred to in the Plan, and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, all without further application to, or order of, this Court.

         13. The Debtors may, without further approval of the Court, use, sell, assign, transfer, abandon or otherwise dispose of at a public or private sale any assets of the Debtors for the purpose of liquidating and converting such assets to cash, making distributions and fully consummating the Plan.

         14. Each federal, state, and local governmental agency or department is hereby authorized and directed to accept any and all documents and instruments necessary and appropriate to consummate the Plan and the transactions contemplated thereby.

                         COMPENSATION AND REIMBURSEMENT

         15. Following the occurrence of the Effective Date, the Debtor shall file a notice of occurrence of the Effective Date with the Court, identifying the date on which the Effective Date occurred.

         16. Each professional and other entity requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 503(b), and 1103 of the Bankruptcy Code for services rendered up to the Effective Date (including compensation requested pursuant to subsection 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code by any professional or other entity for making a substantial contribution in the Debtor's chapter 11 case) shall file an application on or before 60 days after the Effective Date for final allowance of compensation and reimbursement of expenses with the Court (a "Final Fee Application"), together with proof of service thereof, and shall serve such application on:

                  RHYTHMS NETCONNECTIONS, INC.

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                  9100 East Mineral Drive
                  Englewood, Colorado 80112
                  Attn:  Brian P. Farley, Esq.

                  WEIL, GOTSHAL & MANGES LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Paul M. Basta, Esq.
                  Attorneys for Debtors

                  BROWNSTEIN, HYATT & FARBER, P.C.
                  410 Seventeenth Street
                  22nd Floor
                  Denver, Colorado 80202-4437
                  Attn:  John L. Ruppert, Esq.
                  Attorneys for Debtors

                  MILBANK, TWEED, HADLEY & MCCLOY, LLP
                  1 Chase Manhattan Plaza
                  New York, New York  10005-1413
                  Attn:  Dennis F. Dunne, Esq.
                  Attorneys for the Committee

                  OFFICE OF THE UNITED STATES TRUSTEE 33 Whitehall Street, 21st Floor New York, New York 10004


     A hearing on the Final Fee Applications shall be scheduled for a later date.

         17. Objections, if any, to any Final Fee Applications shall be filed with the Court, together with proof of service thereof, and served upon the applicant, the Debtors, counsel for the Debtors, the United States Trustee, and counsel for the Committee, so as to be received not later than 4:00 p.m. EST on the date that is five business days prior to the hearing on the Final Fee Applications.

         18. Except as otherwise set forth herein or in the Plan, expenses incurred by the Debtors on and after the Effective Date, including, without limitation, Claims for professional fees and expenses, may be paid by the Debtor in the ordinary course of business without further order or approval of the Court. Any unresolved dispute as to professional compensation and reimbursement of expenses shall be submitted to, and determined by, this Court.

         19. Section 12.9 of the Plan provides for the payment of all fees payable under section 1930 of title 28, United States Code, as determined by this Court at the Confirmation Hearing, on the Effective Date.


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                                 NOTICE OF ENTRY

         20. On or before the date that is ten (10) days after occurrence of the Effective Date, the Debtors shall (a) serve by hand delivery, first Class mail, or reputable overnight delivery service, a notice of the entry of this Order, in substantially the form annexed hereto as EXHIBIT B (the "Confirmation Notice") to each of the following at their respective addresses last known to the
Debtors: (i) Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 and (ii) Milbank, Tweed, Hadley & McCloy, LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, Attention: Dennis F. Dunne, Esq., and (iii) all parties who have filed notices of appearance in these chapter 11 cases pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure (iv) the Securities and Exchange Commission, (v) the Internal Revenue Service, (vi) state and local taxing authorities having jurisdiction over the Debtors, and (vii) all other known record holders of Claims against, and Equity Interests in, the Debtors. Such service shall constitute good and sufficient notice pursuant to Fed. R. Bankr. P. 2002(f)(7) and 2002(i)-(l) of the confirmation of the Plan and the entry of this Order, and pursuant to Fed. R. Bankr. P. 2002(a)(6), of any hearing scheduled by the Court to consider Final Fee Applications, and no other or further notice need be given.

                                EFFICACY OF PLAN

         21. The failure to specifically include any particular provision of the Plan in this Order shall not diminish or impair the efficacy of such provision, it being understood the intent of this Court that the Plan be confirmed and approved in its entirety.

Dated:   New York, New York
         February ___, 2002


                                ------------------------------------
                                UNITED STATES BANKRUPTCY JUDGE


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                                    EXHIBIT A

                               [COPY OF THE PLAN]


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                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


--------------------------------------X
IN RE                                 :
                                      :        CHAPTER 11 CASE NOS.
                                      :
RHYTHMS NETCONNECTIONS INC. ET AL.,   :        01- 14283 (BRL) THROUGH
                                      :        01- 14287 (BRL)
                                      :
                  DEBTORS.            :        (JOINTLY ADMINISTERED)
                                      :
--------------------------------------X


                     NOTICE OF ENTRY OF ORDER CONFIRMING THE
                      DEBTORS' AMENDED PLAN OF LIQUIDATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE TAKE NOTICE:

         1. On February 26, 2002, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an Order (the "Confirmation Order") Confirming the Debtors' Amended Plan of Liquidation Under Chapter 11 of the Bankruptcy Code (the "Plan"). The Confirmation Order confirms the Plan proposed by Rhythms NetConnections Inc. ("Rhythms"), Rhythms Links Inc., Rhythms Links Inc. - Virginia, Rhythms Leasing Inc., and RCanada, Inc., as debtors and debtors-in-possession (collectively, the "Debtors"). The Confirmation Order (including the Plan attached as EXHIBIT A thereto) is on file with the Bankruptcy Court and may be reviewed during regular Bankruptcy Court hours. Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to them in the Plan and the Confirmation Order.

         2. Except as otherwise provided in the Confirmation Order or the Plan, as of the Effective Date of the Plan, (a) the provisions of the Plan are binding upon the Debtors, any entity acquiring property under the Plan and any creditor or Equity Interest holder of the Debtors, whether or not the Claim or Equity Interest of such creditor or Equity Interest holder is impaired under the Plan and whether or not such creditor or Equity Interest holder has accepted the Plan, (b) persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any Claim, debt, right or cause of action of the Debtors (i) for which the Debtors retains sole and exclusive authority in accordance with Section 9.3 of the Plan, or (ii) which has been released pursuant to Sections 9.4 of the Plan, and (c) all the property of the Debtors' estates are vested in the Debtors, free and clear of all liens, Claims, encumbrances, and interests.

         3. As of (i) the Effective Date of the Plan or as soon as reasonably practicable thereafter, each holder of an Secured Senior Notes Claim will receive (a) the product of (1) the Secured Senior Notes Escrow Account and (2) the quotient of (x) its Allowed Secured Senior


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Notes Claim divided by (y) the aggregate amount of Allowed Secured Senior
Notes Claims and (b) after satisfaction in full of all Allowed Administrative Expense Claims, Allowed Priority Tax Claims, and Allowed Other Priority Claims, its Pro Rata Share of Available Cash, and (ii) on each Subsequent Distribution Date, if any, and the Final Distribution Date, its Pro Rata Share of Available Cash, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Secured Senior Notes Claim; PROVIDED, HOWEVER, that the aggregate distributions received pursuant to the Plan shall not exceed the amount of the Allowed Secured Senior Notes Claims plus Postpetition Interest thereon.

         4. Allowed General Unsecured Claim in Class 4 shall receive (i) on the Effective Date, or as soon thereafter as is reasonably practicable, after satisfaction in full of all Allowed Administrative Expense Claims, Allowed Priority Tax Claims, and Allowed Other Priority Claims, its Pro Rata Share of Available Cash, and (ii) on each Subsequent Distribution Date, if any, and the Final Distribution, its Pro Rata Share of the Available Cash, in full and complete satisfaction, settlement, and release of and in exchange for such holder's General Unsecured Claim; PROVIDED, HOWEVER, that the aggregate distributions received pursuant to the Plan shall not exceed the amount of the Allowed General Unsecured Claims plus Postpetition Interest thereon.

         5. Following the occurrence of the Effective Date, the Debtors shall file with the Bankruptcy Court a notice of occurrence of the Effective Date identifying the date on which the Effective Date occurred.

                                CLAIMS OBJECTIONS

         6. As of the Effective Date, only the Debtors will have the authority to file objections, settle, compromise, withdraw, or litigate to judgment objections to Claims or Equity Interests and to request that the Bankruptcy Court estimate any contingent or unliquidated Claim.

         APPLICATIONS FOR ALLOWANCES OF COMPENSATION AND HEARING THEREON

         7. All applications for final allowances of compensation and reimbursement of expenses pursuant to sections 327, 328, 330, 503(b), and 1103 of the Bankruptcy Code for professional services rendered up to the Effective Date must be filed with the Bankruptcy Court, together with proof of service thereof, and served on (i) Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 and (ii) Milbank, Tweed, Hadley & McCloy, LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, Attention:
Dennis F. Dunne, Esq., and (iii) all parties who have filed notices of appearance in these chapter 11 cases pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure.

         8. The Final Fee Hearing has been scheduled to take place before the Honorable Burton R. Lifland, United States Bankruptcy Judge, at the United States Bankruptcy Court for the Southern District of New York, United States Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, NY 10004 at ___:___ __.m. or as soon thereafter as counsel may be heard (the "Final Fee Hearing"). The Final Fee Hearing may be adjourned without further notice other than an announcement at the Final Fee Hearing or at an adjourned Final Fee Hearing.

         9. Objections, if any, to any Final Fee Applications shall be filed with the Court, together with proof of service thereof, and served upon the applicant, the Debtor and the parties identified in paragraph 6 of this notice, so as to be received not later than 4:00 p.m. EST on the date that is five days prior to the hearing on the Final Fee Applications.

Dated:   New York, New York
         February ___, 2002

                                                     WEIL, GOTSHAL & MANGES LLP
                                                     Attorneys for the Debtor
                                                     and Debtor in Possession
                                                     767 Fifth Avenue
                                                     New York,
                                                     New York 10153
                                                     (212) 310-8000